SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

FILED BY THE REGISTRANT /X/

FILED BY A PARTY OTHER THAN THE REGISTRANT / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 / / Confidential, for Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))

                            NEW FRONTIER MEDIA, INC.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: Common Stock, par value $.0001 per share

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                           [New Frontier Media Logo]

                            NEW FRONTIER MEDIA, INC.
                       7007 WINCHESTER CIRCLE, SUITE 200
                            BOULDER, COLORADO 80301
                                 (303) 444-0900

                                                                   July 25, 2003

Dear Fellow Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of New Frontier Media, Inc., a Colorado corporation (the "Company"), to be held at 10:00 a.m., Mountain Daylight Time, on August 26, 2003, at The Renaissance Hotel, 500 Flatiron Blvd., Broomfield, Colorado 80021.

     At this meeting, you will be asked to consider and vote, in person or by proxy, on the following matters:

          1. To elect six directors to the Board of Directors for the following year and until their successors are elected. The Executive Committee of the Board of Directors unanimously recommends a vote FOR the election of the nominees on the enclosed proxy card;

          2. To approve an amendment to the Company's Millennium Incentive Stock Option Plan to permit the grant of restricted stock thereunder. The Executive Committee of the Board of Directors unanimously recommends a vote FOR the approval of an amendment to the Company's Millennium Incentive Stock Option Plan;

          3. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors. The Executive Committee of the Board of Directors unanimously recommends a vote FOR this proposal; and

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The official Notice of Meeting, Proxy Statement and Form of Proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the accompanying Proxy Statement. We are also providing you with a copy of the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2003.

     Whether or not you expect to attend, the Executive Committee of the Board of Directors urges you to vote your shares by signing, dating and returning the enclosed proxy card in the envelope provided, which is postage paid if mailed in the United States.

                                               Very truly yours,

                                               /s/ Michael Weiner
                                               Michael Wiener
                                               President and Secretary

                            NEW FRONTIER MEDIA, INC.
                       7007 WINCHESTER CIRCLE, SUITE 200
                            BOULDER, COLORADO 80301
                                 (303) 444-0900

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of New Frontier Media, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of New Frontier Media, Inc., a Colorado corporation (the "Company") will be held on August 26, 2003 at 10:00 a.m., Mountain Daylight Time, at The Renaissance Hotel, 500 Flatiron Blvd., Broomfield, Colorado 80021 for the following purposes:

          1. To elect six directors to the Board of Directors to hold office for the following year and until their successors are elected;

          2. To approve an amendment to the Company's Millennium Incentive Stock Option Plan to permit the grant of restricted stock thereunder;

          3. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors; and

          4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The matters listed in this Notice of Meeting are described in detail in the accompanying Proxy Statement. The Executive Committee of the Board of Directors has fixed the close of business on July 25, 2003 as the record date for determination of those shareholders who will be entitled to notice of and to vote at the meeting and any adjournment thereof. You may examine a list of the shareholders of record as of the close of business on July 25, 2003 for any purpose germane to the meeting during the ten-day period preceding the date of the meeting at the offices of the Company, located at 7007 Winchester Circle, Suite 200, Boulder, Colorado 80301.

                             YOUR VOTE IS IMPORTANT

     Even if you plan to attend the meeting, please still vote and mail the enclosed proxy card so that your vote will be counted if you later decide to not attend the meeting. Whether or not you expect to attend, shareholders are requested to sign, date and return the enclosed proxy in the envelope provided. No postage is required if mailed in the United States.

                              BY ORDER OF THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS,

                              /s/ Michael Weiner
                              Michael Weiner
                              President and Secretary

Boulder, Colorado
July 25, 2003

                            NEW FRONTIER MEDIA, INC.
                       7007 WINCHESTER CIRCLE, SUITE 200
                            BOULDER, COLORADO 80301
                                 (303) 444-0900

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

                              GENERAL INFORMATION

INFORMATION ABOUT PROXY SOLICITATION

     This Proxy Statement is furnished to the holders of the Common Stock, $.0001 par value per share ("Common Stock"), of New Frontier Media, Inc., a Colorado corporation (the "Company") in connection with the solicitation of proxies on behalf of the Executive Committee of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on August 26, 2003 at 10:00 a.m., Mountain Daylight Time, at The Renaissance Hotel, 500 Flatiron Blvd., Broomfield, Colorado 80021, and at any adjournment thereof. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders. At present, the Executive Committee of the Board of Directors knows of no other business which will come before the meeting.

     The Notice of Annual Meeting, Proxy Statement, and form of proxy will be mailed to Shareholders on or about July 26, 2003. The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, telegram, and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

     The Executive Committee of the Board of Directors is soliciting votes FOR the Company's slate of nominees for election to the Board of Directors, FOR approval of an amendment to the Company's Millennium Incentive Stock Option Plan to permit the grant of restricted stock thereunder, and FOR ratification of the appointment of the firm of Grant Thornton LLP as the Company's independent auditors.

INFORMATION ABOUT VOTING

Q: WHY AM I RECEIVING THESE MATERIALS?

A: The Executive Committee of the Board of Directors is providing these proxy materials for you in connection with the Company's annual meeting of shareholders, which will take place on August 26, 2003. As a shareholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and the most highly paid executive officers, and certain other required information. Our Annual Report is also enclosed.

Q: WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

A: There are three items of business scheduled to be voted on at the annual meeting: (i) the election of directors, (ii) the approval of an amendment to the Company's Millennium Incentive Stock Option Plan, and (iii) the ratification of independent auditors. We will also consider other business that properly comes before the annual meeting.

Q: HOW DOES THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A: The Executive Committee of the Board of Directors recommends that you vote your shares "FOR" each of the nominees to the Board on the Proxy Card included with this proxy statement, "FOR" approval of an amendment to the Company's Millennium Incentive Stock Option Plan, and "FOR" the ratification of independent auditors.

Q: WHAT SHARES CAN I VOTE?

A: You may vote all shares owned by you as of the close of business on July 25, 2003, the record date. These shares include: (i) shares held directly in your name as the shareholder of record, and (ii) shares held for you as the beneficial owner through a broker or other nominee such as a bank.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most shareholders of the Company hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with the Company's transfer agent, Corporate Stock Transfer, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Executive Committee of the Board of Directors or to vote in person at the meeting. The Executive Committee of the Board of Directors has enclosed or sent a proxy card for you to use.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker or nominee that holds your shares, giving you the right to vote the shares. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q: HOW CAN I ATTEND THE ANNUAL MEETING?

A: You are entitled to attend the annual meeting only if you were a shareholder of the Company or joint holder as of the close of business on July 25, 2003, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to July 25, 2003, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting. The annual meeting will begin promptly at 10:00 a.m. Mountain Daylight Time. Check-in will begin at 9:00 a.m., and you should allow ample time for the check-in procedures.

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
Q: HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. Shares held in street name may be voted in person only if you obtain a "legal proxy" from the broker or nominee that holds your shares giving you the right to vote the shares.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are to be voted without attending the meeting. If you are a shareholder of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee. Record holders of Company common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Company shareholders who hold shares in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers or nominees and mailing them in the accompanying pre-addressed envelopes.

Q: CAN I CHANGE MY VOTE?

A: You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee, or, if you have obtained a "legal proxy" from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Mr. Michael Weiner, President and Secretary, New Frontier Media, Inc., 7007 Winchester Circle, Suite 200, Boulder, Colorado 80301.

Q: AS A SHAREHOLDER, WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact Ms. Rebecca Mason at the Company, 7007 Winchester Circle, Suite 200, Boulder, Colorado 80301 at (303) 786-8700.

If you need additional copies of this proxy statement or voting materials, you should contact Ms. Mason as described above.

Q: HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the six nominees or your vote may be "WITHHELD" with respect to one or more of the six nominees. For approval of the amendment to the Company's Millennium Incentive Stock Option Plan and ratification of the independent auditors, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Executive Committee of the Board of Directors ("FOR" all of the Company's nominees to the Board, "FOR" approval of the amendment to the Company's Millennium Incentive Stock Option Plan, and "FOR" ratification of the independent auditors and in the discretion of the proxy holders on any other matters that properly come before the meeting). If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q: WHAT IS A QUORUM AND WHY IS IT NECESSARY?

A: Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of one third of the Company's shares of capital stock outstanding on July 25, 2003 is necessary to constitute a quorum. Under the Colorado Business Corporation Act, the Company's articles of incorporation and by-laws, abstentions and broker non-votes (when your shares are held in

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
"street name," and you do not tell the nominee how to vote your shares) are treated as present for purposes of determining whether a quorum exists.

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the six persons receiving the highest number of "FOR" votes at the annual meeting will be elected. Accordingly, abstentions and broker non-votes do not have the effect of a vote for or against the election of any nominee. You do not have the right to cumulate your votes.

All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. Accordingly, abstentions on other proposals will have the same effect as a vote against the proposal. Broker non-votes will not have the effect of a vote for or against other proposals.

Q: WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: We intend to announce preliminary voting results at the annual meeting and publish final results in our Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2003.

Q: WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A: Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. However, if you grant a proxy, the persons named as proxy holders, Michael Weiner, the Company's President and Secretary, and Karyn Miller, the Company's Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Executive Committee of the Board of Directors.

Q: WHAT SHARES ARE ENTITLED TO BE VOTED?

A: Each share of the Company's common stock issued and outstanding as of the close of business on July 25, 2003, the record date, is entitled to be voted on all items being voted upon at the annual meeting. Additionally, each share of the Company's Class A Redeemable Preferred Stock and Class B Redeemable Preferred Stock issued and outstanding as of the record date is entitled to be voted on all items being voted upon at the annual meeting. On the record date, we had 1,250,000 shares of Class A Redeemable Preferred Stock and 2,469,134 shares of Class B Redeemable Preferred Stock issued and outstanding.

Q: WHO WILL COUNT THE VOTES?

A: An inspector or inspectors of election will tabulate the votes. We expect that the inspector of election will be a representative of Corporate Stock Transfer, Inc.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to

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
allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation.

Q: WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A: The Executive Committee of the Board of Directors is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS?

A: You may submit proposals for consideration at future shareholder meetings. However, in order for a shareholder proposal to be considered for inclusion in the Company's proxy statement for the annual meeting next year, the written proposal must be received by the corporate secretary of the Company no later than March 1, 2004. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

                            PROPOSALS TO BE VOTED ON

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The Executive Committee of the Board of Directors, upon the recommendation of the Company's Nominating Committee, is proposing a slate of directors that consists of six incumbent directors.

     In connection with its recommendation of directors proposed to be nominated, the Nominating Committee considered a number of factors. The Nominating Committee reviewed the qualifications, experience and background of all the incumbent directors of the Board.

THE NOMINEES

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES:

                                                                                          DIRECTOR
              NAME                 AGE                      POSITION                      SINCE
--------------------------------   ---    ---------------------------------------------   --------
Michael Weiner (1)..............   62     President, Secretary and Director                 1995
Dr. Skender Fani (1)(2).........   63     Director                                          2002
Melissa Hubbard (1)(2)(3)(4)....   44     Director                                          2002
Alan Isaacman (1)(2)............   60     Director                                          1999
David Nicholas (1)(3)...........   49     Director                                          2002
Hiram J. Woo (1)(3)(4)..........   67     Director                                          2001

---------------
(1) Member of the Executive Committee
(2) Member of the Compensation Committee
(3) Member of the Audit Committee
(4) Member of the Nominating Committee

     It is the intention of the persons named in the accompanying form of proxy to vote all shares of Common Stock represented by such proxy for the election of Michael Weiner, Dr. Skender Fani,

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Melissa Hubbard, Alan Isaacman, David Nicholas, and Hiram J. Woo, each to serve as a director until the next Annual Meeting of Shareholders and until his or her successor shall have been duly elected and qualified. All the nominees have consented to being named in this Proxy Statement and to serve as a director if elected. At the time of the Annual Meeting, if any of the nominees named above is not available to serve as director (an event which the Executive Committee of the Board of Directors does not presently have any reason to anticipate), all the proxies will be voted for such other person or persons, if any, as the Executive Committee of the Board of Directors may designate. The Executive Committee of the Board of Directors believes it is in the best interests of the Company to elect the above-described slate.

INFORMATION ABOUT THE NOMINEES

     Set forth below are the principal occupation of the nominees, the business experience of each for at least the past five years and certain other information relating to the nominees.

     MICHAEL WEINER. Mr. Weiner has been President of the Company since February 2003. Prior to this, he held the title of Executive Vice President and co-founded the Company in 1995. As Executive Vice President, Mr. Weiner oversaw content acquisitions, network programming, and all contract negotiations related to the business affairs of the Company. Prior to 1995, Mr. Weiner was in the real estate business for 20 years, specializing in shopping center development and redevelopment. He was involved as an owner, developer, manager, and syndicator of real estate in excess of $250 million.

     DR. SKENDER FANI. Dr. Fani is a leading European-based sports and entertainment attorney, representing many of Europe's top athletes and entertainers for over 20 years. In addition, he is a consultant to several major media and television companies in Europe. Dr. Fani is also the personal advisor to several major international soccer teams and their owners, including teams such as FC Barcelona, Juventus Torino, Dynamo Kiev, and MAGNA Austria. Dr. Fani is a member of the Board of Directors of Consulier Engineering, Inc., a Florida based NASDAQ stock market listed company. Consulier Engineering, Inc. is a distributor of automobile parts in the automotive after-market.

     MELISSA HUBBARD. Ms Hubbard is currently an attorney with Berenbaum, Weinshienk & Eason, P.C. Ms. Hubbard was senior vice president and general counsel, as well as an advisor to the Executive Committee, of Daniels & Associates, L.P. from 1992 through June 2001. Daniels & Associates, L.P., located in Denver, Colorado, is a leader in financial services to the media, Internet and telecommunications industries worldwide, and is a major force in the U.S. mergers and acquisitions market. As senior vice president and general counsel to Daniels & Associates, L.P., Ms. Hubbard was responsible for managing the company's legal affairs, providing legal counsel, and maintaining policies and practices to ensure compliance with federal and state laws. Ms. Hubbard's expertise includes telecommunications, securities, mergers and acquisitions, franchise licensing, venture capital financing and arbitration, as well as corporate, partnership and non-profit law.

     ALAN ISAACMAN. Mr. Isaacman is a Senior Partner of Isaacman, Kaufman & Painter. Mr. Isaacman is a renowned litigation attorney based in Los Angeles representing general corporate clients, as well as clients from the media and entertainment industries. He is considered an expert on First Amendment rights and has experience in areas of copyright, antitrust, securities, right to privacy and general entertainment law. Mr. Isaacman has successfully defended clients on First Amendment cases throughout the judicial system up to and including the Supreme Court of the United States. Mr. Isaacman received his undergraduate at Penn State University and received his law degree from Harvard University Law School. He is a Fellow of the American College of Trial Lawyers and is included in the Best Lawyers in America.

     DAVID NICHOLAS. Mr. Nicholas joined the Company as a Director in October 2002. Mr. Nicholas has been the Vice President of Worldwide VOD Sales for Concurrent Computer Corporation ("Concurrent") since January 2000. In his current role, Mr. Nicholas is responsible for creating and implementing VOD business strategies, overseeing sales and support services, and negotiating contracts with Concurrent's major customers such as Comcast Corporation, AOL Time Warner, Inc.,

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and Charter Communications, Inc. Prior to joining Concurrent, Mr. Nicholas was
Executive Vice President of the Industrial Systems Division of Pioneer Electronics Corporation from 1995 - 1999, where he played a lead role in securing a major contract with AOL Time Warner to supply its digital set top boxes.

     HIRAM J. WOO. Mr. Woo has been the President and a director of Steakhouse Partners, Inc., an operator of 65 full-service steakhouse restaurants located in 11 states since January 1997. On February 15, 2002, Steakhouse Partners, Inc. filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. Mr. Woo was President of Regal Financial & Development Corporation, a real estate development and planning firm from 1985 through 1997. While at Regal Financial & Development Corporation, Mr. Woo was responsible for acquisitions, feasibility analyses, financing and the overall coordination of all development and construction projects with an emphasis on residential single family homes and multiple residential units. Mr. Woo managed over $300 million of real estate development projects in the Western United States under this entity. Mr. Woo has wide experience in accounting, taxes and management advisory services, actively practicing in his mid-size CPA firm for a period of ten years. Mr. Woo graduated from the University of California - Berkeley with a Bachelor of Science Degree in Accounting and Finance and is a licensed Certified Public Accountant in California.

COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

     The Audit Committee, currently consisting of Ms. Hubbard and Messrs. Nicholas and Woo, has the responsibility of recommending the engagement of independent auditors and reviewing and considering actions of management in matters relating to audit functions. The Committee reviews, with independent auditors, the scope and results of its audit engagement, the system of internal controls and procedures and reviews the effectiveness of procedures intended to prevent violations of laws. The Audit Committee has recommended the selection of Grant Thornton LLP as the Company's independent auditors for the year ended March 31, 2004.

COMPENSATION COMMITTEE

     The Compensation Committee, currently consisting of Ms. Hubbard and Messrs. Fani and Isaacman, determines, approves and reports to the Board on all elements of compensation of our executive officers. The Compensation Committee also has the power to prescribe, amend and rescind rules relating to the Company's stock option plans, to grant options and other awards under the stock option plans and to interpret the stock option plans.

EXECUTIVE COMMITTEE

     The Executive Committee, currently consisting of Ms. Hubbard and Messrs. Weiner, Fani, Isaacman, Nicholas and Woo, meets or takes written action when the Board is not otherwise meeting and has the same level of authority as the Board, including the authority to form Board committees, except that it cannot amend the Company's By-Laws, or take any other action not permitted to be delegated to a committee under Colorado law.

NOMINATING COMMITTEE

     The Nominating Committee, currently consisting of Ms. Hubbard and Mr. Woo, has responsibility for suggesting nominees for election as directors. Shareholders desiring to recommend director candidates for consideration by the Committee may do so by writing to the Secretary of the Company, giving the recommended candidate's name, biographical data, and qualifications. The Nominating Committee evaluated candidates, and has recommended to the Executive Committee the nomination of the individuals that have been proposed by the Executive Committee.

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES OF THE BOARD AND EXECUTIVE OFFICERS.

     During the Company's fiscal year ended March 31, 2003, the Board of Directors held five meetings and acted by unanimous written consent six times. Each director attended more than seventy-five percent (75%) of the Board meetings and meetings of the Board committees on which he or she served.

     During the Company's fiscal year ended March 31, 2003, the Compensation Committee of the Board met six times.

     During the Company's fiscal year ended March 31, 2003, the Audit Committee of the Board met four times.

     During the Company's fiscal year ended March 31, 2003, the Executive Committee of the Board met four times and acted by unanimous written consent once.

     During the Company's fiscal year ended March 31, 2003, the Nominating Committee of the Board met once.

     No director or executive officer of the Company is related to any other director or executive officer. None of the Company's officers or directors hold any directorships in any other public company except that Hiram J. Woo is a director of Steakhouse Partners, Inc., and Dr. Skender Fani, is a member of the Board of Directors of Consulier Engineering, Inc.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 of the Exchange Act, the Company's directors and executive officers and beneficial owners of more than 10% of the Company's Common Stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the Company's Common Stock and derivative securities. Based solely on a review of such reports provided to the Company and written representations from such persons regarding the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the Company's fiscal year ended March 31, 2003 except that Mark Kreloff was late in filing a Form 4 reporting a disposition of shares by Ethyx Trust and the receipt of shares by Ethyx Trust on March 31, 2003 and failed to file any Form 4 reports in respect of the sale of an aggregate of 46,800 shares on June 12, 13, 16 and 17, 2003 in violation of the Company's Corporate Trading Policy. The Company has been advised by Mr. Kreloff's legal counsel that these sales have since been unwound. Such "unwinding", however, was effected after the date the Form 4 Reports would have been due in respect of the subject sales.

                              CORPORATE GOVERNANCE

     The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. In addition, the Nasdaq Stock Market, Inc. has recently proposed changes to its corporate governance and listing requirements. The Board of Directors has initiated numerous actions consistent with these new rules and will continue to monitor developments in this area.

INDEPENDENT DIRECTORS

     A majority of the members of the Company's Board of Directors are independent.

AUDIT COMMITTEE

     * All Audit Committee members are independent under Rule 4200(a)(14) of the NASDAQ Market Place Rules. Our Board of Directors has determined that Mr. Woo qualifies as an "Audit Committee Financial Expert" as that term is used in Section 407 of the Sarbanes-Oxley Act of 2002.

     * The Audit Committee operates under a formal charter that governs its duties and conduct. The charter is attached hereto as Appendix A.

     * Grant Thornton LLP, the Company's independent auditors, report directly to the Audit Committee.

     * The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to the filing of officers'certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls.

     * The Audit Committee has adopted a Non-Retaliation Policy and a Complaint Monitoring Procedure to enable confidential and anonymous reporting to the Audit Committee.

COMPENSATION COMMITTEE

     * All members of the Compensation Committee meet the appropriate tests for independence.

     * The Compensation Committee operates under a formal charter that governs its duties and standards of performance. The charter is attached hereto as Appendix B.

NOMINATING COMMITTEE

     * All members of the Nominating Committee meet the appropriate tests for independence.

STATEMENT OF POLICY

     * The Company has adopted a Statement of Policy Relating to the Duties and Responsibilities of the Board of Directors. This statement of policy is attached hereto as Appendix C.

CODE OF ETHICS

     * The Company has adopted a Code of Ethics for its principal executive officer and its senior financial officers, violations of which may be reported to the Audit Committee. The code of ethics is attached hereto as Appendix D.

PERSONAL LOANS TO EXECUTIVE OFFICERS AND DIRECTORS

     * The Company complies with and will operate in a manner consistent with recently-enacted legislation outlawing extensions of credit in the form of a personal loan to or for its directors and executive officers.

                             EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation paid to the Company's former Chief Executive Officer and the four other most highly compensated executive officers of the Company for the three fiscal years ended March 31, 2003, 2002 and 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM COMPENSATION
                                                                          ------------------------------------------
                                         ANNUAL COMPENSATION                              SECURITIES
                               ---------------------------------------    OTHER ANNUAL    UNDERLYING     ALL OTHER
          NAME AND               YEAR                                     COMPENSATION     OPTIONS/     COMPENSATION
     PRINCIPAL POSITION        COMPENSATION    SALARY ($)    BONUS ($)       ($)           SARS (#)       ($)(1)
-----------------------------  ------------    ----------    ---------    ------------    ----------    ------------
Mark H. Kreloff, ............      2003          281,346           --            --               0             0
Former CEO                         2002          272,115           --            --               0         3,699
                                   2001          197,308      200,000            --         200,000           730

Michael Weiner, .............      2003          275,000           --            --               0         6,635
President                          2002          272,115           --            --               0         8,299
                                   2001          197,308      200,000            --         200,000            --

Ken Boenish,  ...............      2003          248,077       50,000            --         100,000         7,917
President of Colorado              2002          200,000      274,440            --               0         4,556
Satellite Broadcasting, Inc.       2001          166,615      189,054            --         100,000            --

Karyn Miller, ...............      2003          144,808       10,000            --               0         4,781
Chief Financial Officer            2002          131,154       50,000            --               0         2,856
                                   2001          115,385       30,000            --          50,000             0

Bill Mossa, .................      2003          136,671      109,991            --               0         4,968
Vice President Affiliate           2002          127,192      147,671        17,657(2)       40,000         4,192
Sales & Marketing for              2001          106,731       95,471            --          30,000             0
Colorado Satellite
Broadcasting, Inc.

---------------

(1) All Other Compensation includes amounts contributed to the Company's 401(k) Plan on behalf of the Named Executive Officers as well as premiums paid for life insurance.

(2) The Other Annual Compensation for Mr. Mossa includes $12,457 of moving expenses and an annual auto allowance of $5,200.

     While each of the other Named Executive Officers enjoy certain other perquisites, such perquisites do not exceed the lesser of either $50,000 or 10% of each Named Executive Officer's salary and bonus.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                      VALUED AT ASSUMED
                                                                                                       ANNUAL RATES OF
                                                                                                         STOCK PRICE
                                                                                                       APPRECIATION FOR
                NUMBER OF SECURITIES                                                                   OPTION TERM (2)
                UNDERLYING OPTIONS GRANTED    % OF TOTAL OPTIONS       EXERCISE        EXPIRATION    --------------------
     NAME         (# OF SHARES)               GRANTED TO EMPLOYEES     PRICE ($/SH)      DATE           5%         10%
--------------  --------------------------    ---------------------    ------------    ----------    --------    --------
Ken Boenish...           100,000(1)                     19%               $ 2.08        4/1/2012     $130,810    $331,498

(1) On April 1, 2002, the Company granted options to Mr. Boenish to purchase common stock of the Company under the Company's 2001 Incentive Stock Option Plan. 75,000 of Mr. Boenish's options vested on April 1, 2002 and 25,000 options vested on October 1, 2002. These options expire ten years from the grant date, subject to early termination in certain circumstances.

(2) The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock and the timing of the option exercises, as well as the optionee's continued employment though the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                            NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                          SHARES                           UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                         ACQUIRED ON       VALUE            OPTIONS AT FY-END (#)             AT FY-END ($)(1)
                         EXERCISE        REALIZED        ---------------------------     ---------------------------
        NAME                ($)             ($)          EXERCISABLE     UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
---------------------    -----------     -----------     -----------     -----------     -----------     -----------
Mark Kreloff.........       --              --             744,000              --         $    --         $    --
Michael Weiner.......       --              --             765,000              --         $    --         $    --
Ken Boenish..........       --              --             201,000          34,000         $    --         $    --
Karyn Miller.........       --              --             138,000          17,000         $    --         $    --
Bill Mossa...........       --              --              53,000          37,000

---------------

(1) The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of shares of common stock underlying the option by the difference between the exercise price of the option and the closing price of the Company's common stock at the Company's fiscal year end ($.80).

COMPENSATION OF DIRECTORS

     Company directors who are not also employees are reimbursed for reasonable travel expenses related to attendance at Board meetings and paid $5,000 following attendance of each regular meeting of the Board, $500 following attendance at each special meeting of the Board, and $1,000 following attendance at each meeting of the committee(s) on which they serve. Each such Company director is also awarded for his or her first year of service as a director 100,000 non-qualified options to purchase the Company's common stock at fair market value or higher. Company directors who are employees are not compensated for their services as Directors.

     The Company has an employment agreement with Michael Weiner which ends on March 31, 2005. The Agreement provides for the payment of an annual base salary of $315,000 and such bonuses, if any, as may be determined by the Company's Compensation Committee. The Agreement provides that if Mr. Weiner terminates his employment after a change in control of the Company or is terminated without cause, the Company shall pay Mr. Weiner an amount equal to his base salary for the duration of the employment period. The Agreement further provides for the payment of a bonus, to be paid out over a period of one year, equal to his annual base salary, upon the occurrence of a change of control of the Company at a price equal to $5.00 per share or higher.

     The Company has an employment agreement with Karyn Miller which ends on March 31, 2004. The Agreement provides for the payment of an annual base salary of $150,000 for the first year of the agreement, with annual reviews thereafter, and such bonuses, if any, as may be determined by the Company's Compensation Committee. The Agreement provides that if Ms. Miller terminates her employment in accordance with her employment agreement, or is terminated without cause within six months after a change in control of the Company, the Company shall pay Ms. Miller an amount equal to her base salary for the duration of the employment period or for one year, whichever is less, and the amount of bonus, if any, paid to Ms. Miller for the fiscal year preceding the change in control.

LIMITS ON LIABILITY AND INDEMNIFICATION

     The Company's Articles of Incorporation eliminate the personal liability of its directors to the Company and its shareholders for monetary damages for breach of their fiduciary duties in certain circumstances. The Articles of Incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the United States Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

     Members of the Compensation Committee, have never served as our officers or employees or officers or employees of any of our subsidiaries. During the last fiscal year, none of our executive officers served on the Board of Directors or Compensation Committee of any other entity whose officers served either on our Board of Directors or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION.

     Executive Compensation Philosophy. Our executive compensation philosophy emphasizes three guiding principles. First, providing a competitive executive compensation package that enables us to attract, motivate and retain talented executives. Second, basing a major portion of each executive's annual cash compensation on the financial performance of the group or unit for which the executive is primarily responsible. Third, aligning the financial interests of executives with long-term total shareholder return, particularly through stock options.

     Our executive compensation program has three major components: base salaries, annual incentives, and long-term incentives.

     Base Salaries. Our executive officers receive base salaries as compensation for their job performance, abilities, knowledge, and experience. The base salaries of Michael Weiner, Ken Boenish and Karyn Miller are determined under the terms of their respective employment contracts with us. Apart from any contractual commitments, the Compensation Committee intends to maintain base salaries at competitive levels in the marketplace for comparable executive ability and experience and to place more emphasis on the incentive portion of executive compensation, thereby correlating compensation to performance. The Committee reviews base salaries annually and determines increases based upon an executive officer's contribution to corporate performance and competitive market conditions.

     Annual Incentive Compensation. Our executive officers may also receive annual bonuses at the discretion of the compensation committee.

     Long-Term Incentives. The Committee believes that stock option plans provide an excellent vehicle for rewarding performance by Company executives and retaining their services for the future.

     Respectfully submitted July 1, 2003 by the members of the Compensation Committee.

     Melissa Hubbard, Alan Isaacman and Dr. Skender Fani.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee is comprised of three independent directors (each of whom meets the independence and expertise requirements of the National Association of Securities Dealers, Inc.) and operates under a written charter, a copy of which is attached hereto as Appendix A. The Audit Committee recommends the engagement of the Company's independent auditor and reviews and considers actions of management in matters relating to audit functions. The Audit Committee also reviews with the independent auditor the scope and results of its audit engagement, the Company's system of internal controls and procedures, and reviews the effectiveness of procedures intended to prevent violations of laws. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the Company for the fiscal year ended March 31, 2003 with the Company's management and Grant Thornton LLP ("Grant Thornton"), the Company's independent auditors.

     Pursuant to the Sarbanes-Oxley Act of 2002, in May 2003 the Audit Committee established the New Frontier Media, Inc. Audit Committee Pre-Approval Policy whereby the Committee is required to annually pre-approve the audit fees, and the provision of certain tax and other non-audit related services by Grant Thornton LLP after Grant Thornton LLP provides an annual description of the services to be performed and specific fee estimates for each such service. The Audit Committee limits the engagement by the Company of Grant Thornton LLP for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. The Audit Committee considered the provision by Grant Thornton LLP of the below mentioned tax services and other non-audit services and concluded that the provision of these services was compatible with maintaining the independence of Grant Thornton LLP.

     The Audit Committee has discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the Audit Committee has received the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with Grant Thornton its independence from the Company and its management.

     Finally, in reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company for the fiscal year ended March 31, 2003 be included in our Annual Report on Form 10-K for the year ended March 31, 2003 which has been filed with the United States Securities and Exchange Commission.

AUDIT FEES AND ALL OTHER FEES

AUDIT FEES

     Fees for audit services totaled approximately $297,000 in fiscal year 2003 and approximately $253,000 in fiscal year 2002, including fees associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-Q.

TAX

     Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $81,000 in fiscal year 2003 and $0 in fiscal year 2002.

ALL OTHER FEES

     Fees for all other services not described above totaled approximately $48,000 in fiscal year 2003 and $0 in fiscal year 2002, and were principally related to the audit of the Company's 401k Plan, the filing of a Form S-8 registration statement, and answers provided to an SEC comment letter.

     Respectfully submitted July 1, 2003 by the members of the Audit Committee.

     Melissa Hubbard, David Nicholas and Hiram J. Woo

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of July 1, 2003, the number and percentage of shares of outstanding Common Stock owned by each person owning at least 5% of the Company's Common Stock, each officer and director owning stock, each nominee for director owning stock, and all officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after July 1, 2003 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. The number and percentage of shares beneficially owned are based on the aggregate of 19,362,066 shares of common stock outstanding as of June 23, 2003 as reported in the Company's annual report on Form 10-K filed with the United States Securities and Exchange Commission on June 27, 2003.

     Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting or investment power with respect to all shares owned, subject to community property laws.

                  NAME AND ADDRESS OF                     NUMBER OF SHARES
                   BENEFICIAL OWNER                       BENEFICIALLY OWNED         PERCENT
-------------------------------------------------------   ------------------         ----------
Michael Weiner ........................................        1,133,116(1)               6%
     7007 Winchester Circle, Suite 200
     Boulder, CO 80301
Alan Isaacman .........................................          360,600(2)               2%
     8484 Wilshire Blvd., Suite 850
     Beverly Hills, CA 90211
Ken Boenish ...........................................          202,000(3)               1%
     7007 Winchester Circle, Suite 200
     Boulder, CO 80301
Karyn Miller ..........................................          143,000(4)               1%
     7007 Winchester Circle, Suite 200
     Boulder, CO 80301
Hiram J. Woo ..........................................          112,500(5)               1%
     7007 Winchester Circle, Suite 200
     Boulder, CO 80301
Dr. Skender Fani ......................................           40,000                   *
     7007 Winchester Circle, Suite 200
     Boulder, CO 80301
Melissa Hubbard .......................................            8,000                   *
     7007 Winchester Circle, Suite 200
     Boulder, CO 80301
Mark Kreloff ..........................................        1,525,404(6)               8%
     2016 18th Street
     Boulder, CO 80302
Bill Mossa ............................................           59,600(7)                *
     7007 Winchester Circle, Suite 200
     Boulder, CO 80301
SAC Capital ...........................................        2,019,897(8)              10%
     777 Long Ridge Road
     Stamford, CT 06902
All officers and directors as a group (9 persons)......        3,584,220                 19%

---------------
   * Less than 1%.

 (1) Includes the right to acquire 765,000 shares of common stock within 60 days upon the exercise of employee stock options and warrants.

 (2) Includes the right to acquire 325,000 shares of common stock within 60 days upon the exercise of employee stock options.

 (3) Includes the right to acquire 201,000 shares of common stock within 60 days upon the exercise of employee stock options.

 (4) Includes the right to acquire 138,000 shares of common stock within 60 days upon the exercise of employee stock options.

 (5) Includes the right to acquire 112,500 shares of common stock within 60 days upon the exercise of employee stock options.

 (6) Shares held directly and indirectly are based on a Form 4 filing made on July 1, 2003 by Mr. Kreloff. Also includes the right to acquire 644,000 shares of common stock within 60 days upon the exercise of employee stock options and warrants.

 (7) Includes the right to acquire 59,600 shares of common stock within 60 days upon the exercise of employee stock options and warrants.

 (8) According to Amendment No. 3 to S.A.C. Capital Advisors, LLC's Schedule 13G filed on February 11, 2003, these shares are held by S.A.C. Capital Associates, LLC. Pursuant to certain investment agreements, S.A.C. Capital Advisors, LLC and S.A.C. Capital Management, LLC share all investment and voting power with respect to these shares of common stock and each may be deemed to be the beneficial owner of such shares. Stephen A. Cohen is the President and Chief Executive Officer of S.A.C. Capital Advisors, the managing member of which is a corporation wholly owned by Mr. Cohen, and he is the owner, directly and through a wholly owned subsidiary, of 100% of the membership interests of S.A.C. Capital Management. Mr. Cohen may be deemed to be the beneficial owner of such shares. He disclaims beneficial ownership of the shares held by S.A.C. Capital Associates and its affiliates.

                               PERFORMANCE GRAPH

     The following graph compares on a cumulative basis the yearly percentage change, assuming dividend reinvestment, over the last five fiscal years in (a) the total shareholder return on our common stock with (b) the total return on the Standard & Poors SmallCap 600 Index and (c) the total return on a peer group index. The Standard & Poors SmallCap 600 index includes companies with an average market capitalization of approximately $492,513,000 with the largest company having a capitalization of approximately $2,375,709,000. The peer group is an index weighted by the relative market capitalization of Playboy Enterprises, Inc. and Private Media Group, Inc., both of which were selected for being in industries related to ours (provider of adult content), and for having revenues between $41,052,000 and $277,622,000 in their most recently reported fiscal years.

     The following graph assumes that $100 had been invested in each of the Company, the Standard & Poors Small Cap 600 Index and the two member Peer Group on March 31, 1998.

         5-YEAR CUMULATIVE TOTAL RETURN COMPARISION AMONG NEW FRONTIER
            MEDIA, INC., S&P SMALLCAP 600 INDEX AND PEER GROUP INDEX

Company Name / Index            Mar99    Mar00   Mar01   Mar02   Mar03
NEW FRONTIER MEDIA INC          32.69   169.57  -74.87  -34.63   -58.12
S&P SMALLCAP 600 INDEX         -19.13    30.70   -1.28   21.97   -24.81
PEER GROUP                      28.57    24.95  -43.37   24.40   -58.31


     The preceding sections entitled "Executive Compensation" and "Performance Graph" do not constitute soliciting material for purposes of SEC Rule 14a-9, will not be deemed to have been filed with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, and are not to be incorporated by reference into any other filing that we make with the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company paid $703,983 to Isaacman, Kaufman, & Painter during the fiscal year ended March 31, 2003, for legal services provided by the firm. The Company's board member Alan Isaacman is a Senior Partner of Isaacman, Kaufman & Painter.

                                  PROPOSAL TWO

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                     MILLENIUM INCENTIVE STOCK OPTION PLAN

     On July 13, 2000, the Board of Directors adopted the New Frontier Media, Inc. Millennium Incentive Stock Plan (the "Plan") for officers and key employees of the Company and its subsidiaries. On September 26, 2000, the Plan was approved by the stockholders of the Company. The principal features of the proposed amendments to the Plan, are summarized below, but such summary is qualified in its entirety by reference to the full text of the proposed amended Plan, which is attached hereto as Appendix E.

     Under the original Plan, up to an aggregate of 2,500,000 shares of the Company's Common Stock may be issued pursuant to stock options, subject to adjustment in the case of certain corporate transactions.

     The options may be either options intended to qualify as "incentive stock options", as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options. The per share exercise price of options granted under the Plan may not be less than 100% of the Fair Market Value (as defined below) of a share of the Company's Common Stock on the date of grant. Shares of Common Stock acquired under the Plan may be treasury shares; including shares purchased in the open market for use in the Plan, newly issued shares, or a combination thereof. Fair Market Value, as of any date, means the closing sales price of a share of Common Stock as reported by the National Association of Securities Dealers, Inc.

     The Company is proposing to amend the Plan to permit the grant of restricted stock awards thereunder to afford the Company's Compensation Committee with additional flexibility in determining the types of incentives it can offer to key directors, officers and employees.

     A restricted stock grant differs from a stock option in that shares of common stock are issued to the recipient of an award on the date of the grant subject to such restrictions and vesting periods as the Compensation Committee may decide. The terms and conditions and restrictions of any such awards are set forth in an Award Agreement with the recipient. By contrast, stock options permit a recipient to purchase common stock at a fixed price in the future during the period the option is outstanding. At the time of a restricted stock award, a recipient may have the benefits of ownership in respect of such shares, including the right to vote such shares and receive dividends thereon and other distributions subject to the restrictions set forth in the Award Agreement. Any shares of the Company's Common Stock issued as restricted shares are legended and may not be sold, transferred, or disposed of until such restrictions have elapsed. Upon the expiration, lapse, or removal of restrictions, shares free of restrictive legend will be granted to the grantee. The Company's Compensation Committee has broad discretion as to the specific terms and conditions of each award, including applicable rights upon certain terminations of employment. No restricted shares have been granted under the Plan to date.

     The accounting implications to the Company are also slightly different with restricted stock awards in that the value of the award on the date of grant is charged to compensation expense over the applicable vesting period for the award. Currently, stock options are not accounted for in that manner and do not create an expense item, although some companies have begun to account for their stock options in that manner. A recipient of a restricted stock grant does not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the recipient does not make a
Section 83(b) election, the fair market value of the shares on the date the restrictions lapse is treated as compensation income to the recipient and is taxable in the year the restrictions lapse. The Company or one of its subsidiaries generally is entitled to a deduction for compensation paid in the same amount that is treated as compensation income to the recipient.

     There are 682,500 shares remaining for grant under the Plan.

     As before, the Compensation Committee will decide when and to whom to make grants, the number of shares to be covered by the grants, the vesting schedule, the type of awards and the terms and provisions relating to the exercise of the awards.

     THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S MILLENNIUM INCENTIVE STOCK OPTION PLAN.

                                 PROPOSAL THREE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Grant Thornton has been the principal accounting firm for the Company since November, 2001.

     The Company anticipates that representatives of Grant Thornton LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, the representatives of Grant Thornton LLP will be afforded an opportunity to make a statement if they so desire.

     THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY'S AUDITORS FOR THE 2004 FISCAL YEAR.

     The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                  BY ORDER OF THE EXECUTIVE COMMITTEE OF THE
                                  BOARD OF DIRECTORS

                                  /s/ Michael Weiner

                                  Michael Wiener
                                  President and Secretary

Dated: July 25, 2002

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                                                                      APPENDIX A

                            NEW FRONTIER MEDIA, INC.
                            AUDIT COMMITTEE CHARTER

OVERVIEW

     The Audit Committee of the Board of Directors assists the full Board in fulfilling its oversight responsibilities with respect to assuring the company maintains (1) appropriate and independent advice from its Independent Accountants, (2) appropriate financial accounting and management controls, and
(3) sound financial reporting practices.

     The Audit Committee independently oversees the internal and external audit functions to ensure adequate audit coverage is achieved. Specifically, the audit function is designed to ensure:

     * a system of internal controls is maintained throughout the Company which protects the assets of the Company, provides the proper authorization and recording of transactions, and ensure that the financial information is reliable and materially accurate; and

     * financial statements fairly present, in all material respects, the financial condition and results of operations of the Company in accordance with generally accepted accounting principles.

     Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is the responsibility of management throughout the company to ensure that overall controls are adequate to meet operating, financial and compliance objectives, and it is the responsibility of management and the Independent Accountants to plan and conduct audits, and to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

MEMBERSHIP

     The Board of Directors shall appoint the Audit Committee members, all of whom shall be Directors, but none of whom may be officers or employees of the Company. All Audit Committee members shall meet the independence and experience requirements of the National Association of Securities Dealers, Inc., and at least one member of the Audit Committee must have the level of financial sophistication required under the rules of the National Association of Securities Dealers, Inc., resulting from past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including service as a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

     The Audit Committee shall consist of not less than three members, including a Chairperson. A majority of the members of the Committee shall constitute a quorum. The Committee shall meet four times within the year or at whatever interval is considered necessary by the Committee in fulfilling its responsibilities.

RESPONSIBILITIES

     The Audit Committee will meet with representatives (both as a group and, as appropriate, individually) from the independent accountants, the head of internal audit, the corporate controller, Chief Financial Officer, Chief Executive Officer, and others, as necessary, to perform the following:

Charter Review

     The Audit Committee shall reassess the adequacy of its Charter at least annually and recommend any proposed changes to the Board for approval.

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Nomination of Independent Accountants

The Audit Committee shall have the responsibility to recommend to the Board of Directors for its action the selection, retention or termination or the Company's independent accountants.

Auditor Evaluation

     The Independent Accountants shall have ultimate accountability to the Audit Committee and the Board of Directors.

     The Audit Committee shall have responsibility to evaluate the Independent Accountants.

The Audit Committee shall:

     * Receive and review information from the Independent Accountants on a periodic basis, including a formal written statement, pertaining to the Independent Accountants' independence, including matters required by Independence Standards Board Standard No. 1; discuss such information with the Independent Accounts; and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of such independence.

     * Review, in consultation with management, the terms of the engagement of the Independent Accountants, including the scope of their audit, proposed fees and personnel qualifications.

     * Discuss with the Independent Accountants the matters required to be discussed by Statement on Auditing Standards No. 61, relating to the conduct of the audit.

     * Receive required communications from the Independent Accountants.

Matters Pertaining to Filings with Government Agencies

The Audit Committee shall:

     * Review with the Independent Accountants and management the audited financial statements to be included in the Company's Form 10-K prior to filing with the Securities and Exchange Commission and, if satisfied, recommend its approval to the Board.

     * Prepare the Audit Committee Report required by the Rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     * Review the results of each quarterly review with the Independent Accountants before filing with the Securities and Exchange Commission.

Financial Reporting

     * Review, in connection with its review of the annual financial statements, an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     * Review with the Independent Accountants and management the results of the Independent Accountants'year-end audit, reviewing areas of significant disagreement, if any, between management and the Independent Accountants.

Controls

The Audit Committee shall:

     * Review with management and the Independent Accountants their separate opinions as to the adequacy and effectiveness of the Company's system of internal accounting controls, and review with them the Independent Accountants' Annual Report on Internal Controls and management's response thereto.

     * Review the Company's procedures with respect to accounting and financial controls, including changes in auditing and accounting principles, practices and procedures.

     * Review with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

Fraud and Illegal Acts

The Audit Committee shall:

     * Receive and review reports regarding fraud involving senior management and any fraud that causes a material misstatement of the financial statements.

     * Review reports of illegal acts that are not "clearly inconsequential" that have come to the Independent Accountant's attention in the course of their audits, and ensure, in such cases, that management has taken timely and appropriate actions regarding reported illegal acts that could have a material effect on the financial statements.

Other Responsibilities

     * Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, any material reports or inquiries received from regulators or governmental agencies, and other legal matters as appropriate.

General Powers

     The Audit Committee shall conduct or authorize investigations into any matters within the scope of the Committee's responsibilities.

     To carry out and effectuate the purposes of the foregoing resolutions, the Audit Committee shall have authority it deems necessary to confer with the Company's Independent Accountants, Head of Internal Audit and Officers and to conduct or authorize investigations. The Audit Committee shall have the authority to retain independent legal, accounting or other consultants to advise the Committee.

                              *******************

                                      A-3
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                                                                      APPENDIX B

            NEW FRONTIER MEDIA, INC. COMPENSATION COMMITTEE CHARTER

1. PURPOSE

     The function of the New Frontier Media, Inc. Compensation Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to executive compensation and to produce the Committee report included in the annual proxy statement in accordance with applicable SEC rules and regulations.

2. RESPONSIBILITIES

     The Compensation Committee's primary responsibilities include:

     * Determining the compensation of the Company's President, including award of stock options, bonuses and other incentives and discussing their determination with the Board in executive session. In determining the appropriate compensation to be awarded to the President, the Compensation Committee will consider:

           * The Nominating Committee's evaluation of the President's performance;

           * The Company's performance, including the level of achievement of quantitative objectives;

           * The recommendations of independent consultants;

           * Reviews of compensation paid to Presidents at companies determined by the Compensation Committee.

     In addition, in determining the long-term incentive compensation of the President, the Compensation Committee will consider, among other factors, the Company's performance and relative shareholders return, the value of similar incentive awards to Presidents at comparable companies and the awards given to Company's Presidents in past years.

     * Reviewing and approving goals and objectives relevant to the compensation of the Company's Executive Officers (other than the President), evaluating such Executive Officers' performance in light of those goals and objectives and determining such Executive Officers' compensation based on this evaluation.

     * Reviewing succession planning and management development for senior management, including the President, on at least an annual basis. This succession planning includes the development of policies and principles for the succession of the President, including succession in the event of retirement or emergency.

     * Recommending to the Board the compensation for Board members (including retainer, committee and committee chair's fees, stock options and other similar items as appropriate).

     * Reviewing appropriate insurance coverage for directors and officers.

     * Reviewing the competitive position of, and approving changes to, the plans, systems and practices of the Company relating to the compensation and benefits.

     * Reviewing the financial performance and the operations of the major benefit plans based on the recommendations of management.

     * Making recommendations to the Board with respect to incentive compensation plans and equity-based plans.

     * Administering the Company's stock plan, and other executive incentive plans, with authority to grant, or to approve or disapprove participation of individual employees in those plans.

     * Making such changes to the Company's executive incentive plans that do not require shareholder approval as they deem appropriate.

     * Reviewing and reassessing this charter and submitting any suggested changes to the Board for review.

3. MEMBERSHIP AND ORGANIZATION

     * The Compensation Committee shall consist of at least three members of the Board of Directors, as the Board shall from time to time determine.

     * Each member shall be: (a) "independent" as that term is defined from time to time by the listing standards of the Nasdaq Stock Market, Inc.; (b) a "non-employee director" as that term is defined under Securities and Exchange Commission Rule 16b-3; and (c) an "outside director" as that term is defined for the purposes of the Internal Revenue Code, section 162(m). In addition, at least one member shall be, or within such period after his or her appointment determined by the Board shall become, financially literate as determined by the Board in its business judgment.

     * The Board of Directors shall elect the members of the Committee at its first meeting following the Annual Meeting of Shareholders and shall serve until the first meeting of the Board of Directors following the Annual Meeting of Shareholders and until their successors are elected or until their earlier death, resignation or removal, with or without cause, in the discretion of the Board. Unless a Chair is elected by the Board of Directors, the members of the Committee shall designate a Chair by a majority vote of the full Committee membership.

     * The Committee may delegate its authority to a subcommittee or subcommittees.

     * The Committee shall promptly inform the Board of the actions taken or issues discussed at its meetings. This will generally take place at the Board meeting following a committee meeting.

4. MEETINGS

     * The Committee shall meet at least four times annually, or more frequently if circumstances dictate. Any member of the Committee may call a meeting of the Committee upon due notice to each other member at least fort-eight hours prior to the meeting. Two members shall constitute a quorum. A majority of the members present shall decide any question brought before the Committee.

5. ADVISORS

     * The Committee shall have the exclusive authority, at the expense of the Company, to retain (including authority to approve fees and other retention terms) any compensation consultants to be used to assist the Committee in the evaluation of director, President or senior executive compensation, and such independent consulting, legal and other advisors as it shall deem appropriate without management approval.

6. PERFORMANCE REVIEW

     * The performance of the Committee shall be evaluated annually which evaluation may be included as part of the Board surveys.

     The Compensation Committee's responsibilities and powers as delegated by the Board of Directors are set forth in this Charter. The Committee relies to a significant extent on information and advice provided by management and independent advisors. Whenever the Committee takes an action, it exercises its independent judgment on an informed basis that the action is in the best interests of the Company and its shareholders.

                                                                      APPENDIX C

                            NEW FRONTIER MEDIA, INC.
STATEMENT OF POLICY RELATING TO THE DUTIES AND RESPONSIBILITIES OF THE BOARD OF
                                   DIRECTORS

     New Frontier Media, Inc. ("NOOF") is a publicly-held Colorado corporation, with offices in Boulder, Colorado. The core objective of all corporations is to create and increase corporate profit and shareholder gain. Directors of NOOF assist officers/employees ("management") in achieving this objective through decision-making and oversight activities.

     The decision-making function generally involves working with management to formulate corporate policies and strategic goals and taking actions with respect to specific matters. Some matters, such as changes in the articles of incorporation or by-laws, authorization of dividends, election of officers, mergers with other entities, or liquidation will require NOOF board action (and sometimes shareholder action) as a matter of law.

     The oversight function is typically performed by board committees, such as the auditing, nominating and compensation committees, and requires periodic attention to corporate systems, controls, policies and procedures, and discrete attention to matters suggesting a need for further inquiry.

     In pursuit of both their decision-making and oversight activities, Board members have various duties, responsibilities and rights, which are more fully described in the Corporate Directors Guidebook, 3rd edition, a copy of which has been provided to each director of NOOF for his/her review.

     NOOF's directors' primary responsibilities include:

     * Reviewing and monitoring fundamental operating, financial and other corporate plans, strategies and objectives;

     * Appointing and/or replacing officers; nominating new Board members and replacing any directors who resign prior to next annual shareholders meeting;

     * Selecting, regularly evaluating and fixing the compensation of the CEO and most senior executives;

     * Approving and establishing the value of additional stock issuances and dividends,

     * Approving material transactions, including changes in control;

     * Adopting policies of corporate conduct and monitoring compliance with those policies and with applicable laws and regulations;

     * Monitoring the adequacy of accounting, financial and other internal controls; and

     * Approving capital requirements of the corporation.

     In performing their responsibilities, NOOF directors owe fiduciary duties of care and loyalty to the corporation and its shareholders. To meet the duty of care standard, a director must be diligent and invest sufficient time and energy in monitoring management's conduct of the business and compliance with the corporation's operating and administrative procedures. Directors should make every effort to attend the regularly scheduled board meetings, as well as any special meetings about which they receive notice. In order to make independent and informed decisions that will promote the best interests of the corporation, each NOOF director should have a basic understanding of the following:

     * principal operations and financial strategies and objectives of NOOF;

     * the actual results of operations for recent periods; and

     * the relative standing of NOOF's significant business segments compared to those of its major competitors.

     When making boardroom decisions, a director should be comfortable that the board is appropriately informed and has had the time to deliberate carefully. A director is entitled to rely on performance by others of properly delegated functions and on reports, opinions, information and statements from the corporation's officers, legal counsel, accountants, employees and committees of the board on which the director does not serve, when under the circumstances and it is reasonable to do so. Each director should use his/her business experience and public and professional relationships in providing advice to the corporation.

     The duty of loyalty requires that a director not use his/her corporate position for an unauthorized personal benefit, gain or other advantage at the expense of the corporation. Conflicts of interest (including corporate opportunity situations and a director's transactions with the corporation) are not inherently improper. It is the manner in which an interested director and the board deal with a conflict situation that determines the propriety of the transaction and the director's conduct. If a material transaction or agreement involves a potential conflict of interest, the disinterested directors should be informed about alternatives and all of the terms and conditions of the transaction or agreement, and may approve it if it is in the best interests of the corporation. The business judgment rule will protect disinterested directors from liability assuming they were reasonable in their beliefs and made informed decisions.

     All directors must adhere to the Corporate Trading Policy of NOOF, which requires, among other things, notice and pre-approvals of any purchases or sales of NOOF stock (or contemplated exercises of stock options) by all directors, officers and employees ("insiders"). The federal securities laws also prohibit insiders from giving tips -- either by revealing material, nonpublic information concerning NOOF to others who may use it in trading, or by giving others recommendations to buy or sell based upon such information. Information is material if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold a security. Material information about any other publicly-held corporation with which NOOF may be doing business could also be considered inside information, and trading in those securities may be prohibited as well. If there is any doubt about whether information about NOOF or any other publicly-held corporation is material, legal guidance should be sought.

     Finally, NOOF directors are required to maintain the confidentiality of all matters concerning NOOF that have not been disclosed to the general public. Directors of publicly-held corporations are sometimes asked by investors, analysts, investment advisors, or even family members and friends, to comment on sensitive issues, particularly financial information. Disclosure of confidential information to such persons can cause the corporation to violate federal securities laws and can cause damage to investor relations, trigger personal liability as a "tipper" of inside information, and harm the corporation's competitive position. Directors should refer these requests to the CEO or any other individual who is an authorized spokesperson for NOOF to deal with these inquiries.

                                                                      APPENDIX D

       CODE OF ETHICS FOR NEW FRONTIER MEDIA, INC'S FINANCIAL MANAGEMENT

     New Frontier Media, Inc.'s mission includes the promotion of professional conduct in the practice of its financial management. Those persons responsible for financial management at New Frontier Media, Inc. hold an important and elevated role in corporate governance in that they are uniquely capable and empowered to ensure that the interests of all those involved with New Frontier Media, Inc. -- including shareholders, employees, customers, and the public -- are appropriately balanced, protected and preserved.

     This Code of Ethics provides principles for those persons responsible for New Frontier Media, Inc.'s financial management. These persons are expected to adhere to these principles and advocate them. These principles embody rules regarding individual and peer responsibilities, as well as responsibilities to other employees, the public and shareholders. Any violations of this Code of Ethics may result in disciplinary action.

     All those persons responsible for financial management at New Frontier Media, Inc. will:

     * Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

     * Provide public disclosure of information that is accurate, complete, objective, relevant, timely and understandable.

     * Comply with rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies.

     * Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing one's independent judgment to be subordinated.

     * Respect the confidentiality of information acquired in the course of one's work except when authorized or otherwise legally obligated to disclose.

     * Confidential information acquired in the course of one's work will not be used for personal advantage.

     * Share knowledge and maintain skills important and relevant to New Frontier Media, Inc.

     * Proactively promote and be an example of ethical behavior as a responsible partner among peers, in the work environment and the community.

     * Achieve responsible use of and control over all assets and resources employed or entrusted.

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                                                                      APPENDIX E

                       FIRST AMENDMENT TO AND RESTATEMENT
                                     OF THE
                            NEW FRONTIER MEDIA, INC.
                     MILLENNIUM INCENTIVE STOCK OPTION PLAN

1. ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

     New Frontier Media, Inc. hereby amends and restates the NEW FRONTIER MEDIA, INC. MILLENNIUM INCENTIVE STOCK OPTION PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of New Frontier Media, Inc. (the "Corporation") by (i) providing key persons with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

     The Plan permits the granting of stock options, including non-qualified stock options and incentive stock options qualifying under Section 422 of the Code, in any combination (collectively, "Options"), and restricted stock awards.

2. DEFINITIONS

     Under this Plan, except where the context otherwise indicates, the following definitions apply:

     (a) "Board" shall mean the Board of Directors of the Corporation.

     (b) "Change in Control" shall mean (i) any sale, exchange or other disposition of substantially all of the Corporation's assets; or (ii) any merger, share exchange, consolidation or other reorganization or business combination in which the Corporation is not the surviving or continuing corporation, or in which the Corporation's stockholders become entitled to receive cash, securities of the Corporation other than voting common stock, or securities of another issuer.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor provision.

     (d) "Committee" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

     (e) "Common Stock" shall mean shares of the Corporation's common stock, $.0001 par value.

     (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (g) "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall be the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on a system established by the National Association of Securities Dealers, Inc. ("Nasdaq System"), or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee;

and, provided further, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq System, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.

     (h) "Grant Agreement" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Option granted pursuant to the Plan.

     (i) "Grant Date" shall mean the date on which the Committee formally acts to grant an Option to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

     (j) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

     (k) "Restricted Period" shall mean that period of time, as determined by the Committee, from the date of the grant of a Restricted Stock Award to the date when the restrictions placed on the Common Stock subject to the Restricted Stock Award lapse.

     (l) "Restricted Stock" shall mean shares of Common Stock, the sale, assignment, alienation, encumbrance, pledge, or other transfer of which is restricted by reason of the Restricted Stock Award Agreement.

     (m) "Restricted Stock Award" shall mean the grant to a person of a certain number of shares of Restricted Stock.

     (n) "Restricted Stock Award Agreement" shall mean the written agreement between the Corporation and the grantee of the Restricted Stock Award relating to the award of Restricted Stock.

     (o) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

     (p) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (q) "Subsidiary" and "Subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3. ADMINISTRATION

     (a) Procedure. The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee consisting of not less than two
(2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

     Members of the Board or Committee who are either eligible for Options or Restricted Stock Awards or have been granted Options or Restricted Stock Awards may vote on any matters affecting the administration of the Plan or the grant of Options or Restricted Stock Awards pursuant to the Plan, except that no such member shall act upon the granting of an Option or Restricted Stock Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option or Restricted Stock Award to him or her.

     The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

     (b) Rule 16b-3 Requirements. The members of the Committee shall be both "non-employee directors" within the meaning of Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code. The Board shall take all action necessary to cause the Plan to be administered in accordance with the then effective provisions of Rule 16b-3, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with Section 10 of the Plan.

     (c) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Options and Restricted Stock Awards under the Plan, prescribe Grant Agreements and Restricted Stock Award Agreements evidencing such Options and Restricted Stock Awards and establish programs for granting Options and Restricted Stock Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

     (i) determine the eligible persons to whom, and the time or times at which Options and Restricted Stock Awards shall be granted,

     (ii)  determine the types of Options to be granted,

     (iii) determine the number of shares to be covered by each Option and the number of shares of Restricted Stock to be covered by each Restricted Stock Award,

     (iv) impose such terms, limitations, restrictions and conditions upon any such Option and Restricted Stock Award as the Committee shall deem appropriate,

     (v) modify, extend or renew outstanding Options and Restricted Stock Awards, accept the surrender of outstanding Options and Restricted Stock Awards and substitute new Options and Restricted Stock Awards, provided that no such action shall be taken with respect to any outstanding Option or Restricted Stock Award which would adversely affect the grantee without the grantee's consent, and

     (vi) accelerate or otherwise change the time in which an Option may be exercised or change the terms of a Restricted Stock Award, in whole or in part, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Option or Restricted Stock Award following termination of any grantee's employment.

     The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

     (d) Limited Liability. To the maximum extent permitted by law, no member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Option or Restricted Stock Award thereunder.

     (e) Indemnification. To the maximum extent permitted by law, the members of the Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

     (f) Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4. SHARES AVAILABLE FOR THE PLAN: MAXIMUM AWARDS

     Subject to the adjustments provided in Section 10 of the Plan, the shares of stock that may be delivered or purchased under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 2,500,000 shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Options and Restricted Stock to be awarded under the Plan, subject to adjustments as provided in Section 10 of the Plan. If any Option or Restricted Stock Award, or portion of an Option or Restricted Stock Award, expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, the shares subject to such Option or Restricted Stock Award shall thereafter be available for further Options and Restricted Stock Awards under the Plan unless such shares would not be deemed available pursuant to Section 16 of the Exchange Act.

5. PARTICIPATION

     Participation in the Plan shall be open to all employees, officers and directors of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. To the extent necessary to comply with Rule 16b-3 or to constitute an "outside director" within the meaning of Section 162(m) of the Code, and only in the event that Rule 16b-3 or
Section 162(m) of the Code is applicable to the Plan or an Option or Restricted Stock Award awarded thereunder, Committee members shall not be eligible to participate in the Plan while members of the Committee.

     Options and Restricted Stock Awards may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Option or Restricted Stock Award made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Option or Restricted Stock Award to such person in that year or subsequent years.

6. STOCK OPTIONS

     Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants non-qualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The Options granted shall be subject to the following terms and conditions.

     (a) Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the Option evidenced thereby and the terms and conditions of such Option, in such form as the Committee may from time to time determine.

     (b) Price. The price per share payable upon the exercise of each Option ("exercise price") shall be determined by the Committee; provided, however, that in the case of incentive stock options, the exercise price shall not be less than 100% of the Fair Market Value of the shares on the date the Option is granted.

     (c) Payment. Options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment of the exercise price shall be made in cash (or cash equivalents acceptable to the Committee) or by such other means as the Committee may prescribe. The Corporation may make or guarantee loans to grantees to assist grantees in exercising Options.

     The Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:
(i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

     (d) Terms of Options. The term during which each Option may be exercised shall be determined by the Committee. In no event shall an Option be exercisable less than six months nor more than ten years from the date it is granted. Prior to the exercise of the Option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding Option.

     (e) Restrictions on Incentive Stock Options. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or another plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such Options (taking Options into account in the order in which they were granted) shall be treated as non-qualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

     The exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such Option shall not exceed five years.

     (f) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time. No Option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such Option.

7. RESTRICTED STOCK

     (a) The Committee shall designate those persons (also referred to as a "grantee" for purposes of this Section 7) to be granted Restricted Stock Awards, including the number of shares of Restricted Stock the grantee may purchase, the price to be paid for the shares of Restricted Stock, the restrictions to which the shares of Restricted Stock are subject during the Restricted Period, and such other terms and conditions of the Restricted Stock Award as the Committee may deem appropriate, all subject to the remaining terms of this Section 7.

     (b) All grants of Restricted Stock made pursuant to a Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement that shall be in such form (which need not be the same for each person who is granted a Restricted Stock Award) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The grant of a Restricted Stock Award shall be accepted by the grantee's execution and delivery of the Restricted Stock Award Agreement and grantee's compliance with the terms and conditions of the Restricted Stock Award Agreement, which shall be a condition precedent to the registration in the name of the grantee of the Restricted Stock subject to the Restricted Stock Award. If the grantee of the Restricted Stock Award does not execute and deliver the Restricted Stock Award Agreement (along with any payment required for the Restricted Stock) within sixty (60) days of the grant of the Restricted Stock Award, then the Restricted Stock Award shall terminate unless otherwise determined by the Committee.

     (c) Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments or in total over any period of time, and may accelerate or waive such restrictions, in whole or part, based on length of service, achievement of financial or performance goals, or such other factors or criteria as the Committee may determine.

     (d) The Restricted Period shall commence on the date of the grant of the Restricted Stock Award and shall expire at the time specified in the Restricted Stock Award Agreement. During the Restricted Period, the grantee of the Restricted Stock Award may not, voluntarily or involuntarily, sell, assign, encumber, pledge, or otherwise transfer any shares of Restricted Stock subject to the Restricted Stock Award, or any interest therein, other than by will or the law of descent and distribution. Any attempted sale, assignment, encumbrance, pledge, or other transfer of Restricted Stock or any interest therein, in derogation of the restrictions in effect during the Restricted Period, shall result in a forfeiture to the Corporation of all Restricted Stock subject to such attempted transfer.

     (e) All Restricted Stock shall be registered in the stockholder records of the Corporation in the name of the person to whom the Restricted Stock Award is made. Except for any restrictions set forth in the Restricted Stock Award Agreement, the grantee of the Restricted Stock shall have all rights of a holder of Common Stock.

     (f) Each certificate issued with respect to Restricted Stock subject to a Restricted Stock Award shall be registered in the name of the grantee of such Restricted Stock Award, and shall be deposited with the Corporation together with a stock power endorsed in blank and signed by the grantee and shall bear the following (or a similar) legend:

     The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including any forfeiture provisions) contained in the First Amendment to and Restatement of the New Frontier Media, Inc. Millennium Incentive Stock Option Plan and in a Restricted Stock Award Agreement entered into between the registered owner hereof and New Frontier Media, Inc.

     (g) The certificates representing the Restricted Stock that are the subject of a Restricted Stock Award shall be physically held by the Corporation (or its nominee) during the Restricted Period. Upon the termination of the Restricted Period, the Corporation shall cause the certificate representing the shares of Common Stock subject to the Restricted Stock Award to be re-issued. If the restrictions have been satisfied as to any shares of Restricted Stock, such shares shall be removed from escrow and delivered to the Corporation for reissuance and delivery of the Common Stock in the name of the grantee without the legend referred to above and free of any restrictions. The number of shares of Common Stock to be reissued and delivered to the grantee shall be the same number as to which the restrictions have lapsed. At that time, the Restricted Stock Award Agreement, as it relates to such shares of Common Stock delivered hereunder, shall terminate.

     (h) If any shares of Restricted Stock are to be forfeited pursuant to the Restricted Stock Award Agreement, such shares shall be delivered to the Corporation for reissuance in the name of the Corporation. If a grantee forfeits any shares of Restricted Stock that are subject to a Restricted Stock Award Agreement, or if any Restricted Stock Award or Restricted Stock Award Agreement otherwise terminates with respect to any shares of Restricted Stock, the grantee shall have no further interest in such shares of Restricted Stock and such Restricted Stock shall again be available for distribution under the Plan (whether as an Option or Restricted Stock Award).

8. WITHHOLDING OF TAXES

     The Corporation may require, as a condition to any exercise of an Option under the Plan or Grant Agreement or the grant of any Restricted Stock Awards or subsequent removal of restrictions on the Restricted Stock subject to the Restricted Stock Award (hereinafter referred to as a "taxable event"), that the grantee pay to the Corporation, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

9. TRANSFERABILITY

     To the extent required to comply with Rule 16b-3, and in any event in the case of an incentive stock option, no Option or Restricted Stock Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Option or Restricted Stock Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

10. ADJUSTMENTS; BUSINESS COMBINATIONS

     In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Options and Restricted Stock Awards may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Options and Restricted Stock Awards made under the Plan, and in any other matters which relate to Options and Restricted Stock Awards and which are affected by the changes in the Common Stock referred to above.

     In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate to effectuate the purposes of this Plan and to protect the grantees of Options and Restricted Stock Awards, which action may include, by way of example and without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any Option or Restricted Stock Awards; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option or Restricted Stock Awards; and (iii) in any case where equity securities other than Common Stock of the Corporation are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements providing that any Option or Restricted Stock Award shall become one or more Options or Restricted Stock Awards with respect to such other equity securities.

     In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement or Restricted Stock Award Agreement (i) each grantee shall have the right to exercise his

Option or Restricted Stock Award (without regard to any restrictions applicable to the Restricted Stock subject to the Restricted Stock Award) at any time up to ten days prior to the effective date of such liquidation and dissolution; and
(ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option or Restricted Stock Award that is so canceled or surrendered at any time up to ten days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any Option or Restricted Stock Award not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

11. TERMINATION AND MODIFICATION OF THE PLAN

     The Board, without further approval of the stockholders, may modify or terminate the Plan, except that no modification shall become effective without prior approval of the stockholders of the Corporation if stockholder approval would be required for continued compliance with Rule 16b-3.

     The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Option or Restricted Stock Award in any manner to the extent that the Committee would have had the authority to make such Option or Restricted Stock Award as so modified or amended. No modification may be made that would materially adversely affect any Option or Restricted Stock Award previously made under the Plan without the approval of the grantee.

12. NON-GUARANTEE OF EMPLOYMENT

     Nothing in the Plan or in any Grant Agreement or Restricted Stock Award Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

13. TERMINATION OF EMPLOYMENT

     For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Options or Restricted Stock Awards, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

14. WRITTEN AGREEMENT

     Each Grant Agreement and Restricted Stock Award Agreement entered into between the Corporation and a grantee with respect to an Option granted under the Plan or Restricted Stock Award shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

15. NON-UNIFORM DETERMINATIONS

     The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive Options, Restricted Stock Awards, the form, amount and timing of such Options and Restricted Stock Awards, the terms and provisions of such Options and Restricted Stock Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options and Restricted Stock Awards under the Plan, whether or not such persons are similarly situated.

16. LIMITATION ON BENEFITS

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

17. LISTING AND REGISTRATION

     If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any Nasdaq system or under any law, of shares subject to any Option or Restricted Stock Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Option or Restricted Stock Award may be exercised in whole or in part and no restrictions on such Option or Restricted Stock Award shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

18. COMPLIANCE WITH SECURITIES LAWS

     The Corporation may require that a grantee, as a condition to exercise of an Option or receipt of a Restricted Stock Award, and as a condition to the delivery of any share certificate, provide to the Corporation, at the time of each such exercise or grant of an Option or Restricted Stock Award, a written representation that the shares of Common Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Corporation may also require that a grantee submit other written representations which will permit the Corporation to comply with federal and applicable state securities laws in connection with the issuance of the Common Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee's ability to bear the economic risk of the grantee's investment. The Corporation may require that the grantee obtain a "purchaser representative" as that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws. The Corporation may notify its transfer agent to stop any transfer of shares of Common Stock not made in compliance with these restrictions. Common Stock shall not be issued with respect to an Option or Restricted Stock Award granted under the Plan unless the exercise of such Option or grant of the Restricted Stock Award and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq system upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

19. GOVERNING LAW

     The validity, construction and effect of the Plan, of Grant Agreements and Restricted Stock Award Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements and Restricted Stock Award Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Colorado, without regard to its conflict of laws rules and principles.

20. PLAN SUBJECT TO ARTICLES OF INCORPORATION AND BY-LAWS

     This Plan is subject to the Articles of Incorporation and By-Laws of the Corporation, as they may be amended from time to time.

21. EFFECTIVE DATE; TERMINATION DATE

     The Plan was originally effective as of July 13, 2000, and is hereby amended and restated in its entirety effective July 22, 2003, the date on which the amended and restated Plan was adopted by the Board, subject to approval of the stockholders. Unless previously terminated, the Plan shall terminate on the close of business on July 13, 2010, ten years from the original effective date. Subject to other applicable provisions of the Plan, all Options and Restricted Stock Awards granted under the Plan prior to termination of the Plan shall remain in effect until such Options or Restricted Stock Awards have been satisfied or terminated in accordance with the Plan and the terms of such Options or Restricted Stock Awards, as the case may be.

                            NEW FRONTIER MEDIA, INC.
                      2003 ANNUAL MEETING OF SHAREHOLDERS
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby appoints Michael Weiner and Karyn Miller, and each of them, as proxies, acting jointly and severally, with full power of substitution, for and in the name of the undersigned to vote all shares of Common Stock, par value $.0001 per share, of New Frontier Media, Inc., that the undersigned is entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Tuesday, August 26, 2003, at 10:00 a.m. Mountain Daylight Time, at the Renaissance Hotel, 500 Flatiron Blvd., Broomfield, Colorado 80021, and at any adjournment thereof, upon the matters set forth in the accompanying Proxy Statement and upon such other matters as may properly come before the Annual Meeting. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is specified, this proxy will be voted "FOR" Proposals 1, 2 and 3 AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

At present, the Board of Directors knows of no other business which will come before the Annual Meeting. AT THE TIME OF THE ANNUAL MEETING, IF ANY OF THE NOMINEES LISTED ON THIS PROXY CARD ARE UNABLE TO SERVE, THIS PROXY WILL BE VOTED FOR SUCH OTHER PERSON OR PERSONS, IF ANY, AS THE EXECUTIVE COMMITTEE MAY DESIGNATE.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 THROUGH 3.

1. Election of the following director nominees to serve for the following year and until their successors are elected:
   Nominees are: Michael Weiner, Dr. Skender Fani, Melissa Hubbard, Alan
                 Isaacman, David Nicholas and Hiram J. Woo,

      FOR ALL NOMINEES                                      WITHHELD FOR THE FOLLOWING ONLY:
        LISTED ABOVE            WITHHOLD AUTHORITY FOR         (WRITE THE NAME(S) OF THE
    WITH EXCEPTIONS NOTED           ALL NOMINEES             NOMINEE(S) IN THE SPACE BELOW)

          / /                        / /                    -------------------------------

2. Approval of the amendment to the Company's Millennium Incentive Stock Option
   Plan to permit the grant of restricted stock thereunder.

   FOR                       AGAINST                  ABSTAIN

   / /                        / /                       / /


3. Ratification of the selection of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending March 31, 2004.
   FOR                       AGAINST                  ABSTAIN

   / /                        / /                       / /


Mark here if your address has changed and provide us with your new address in the space provided to the right:


New Address: __________________________________________________________________

Dated: __________________________________________________________________, 2003

_______________________________________________________________________________

                         Signature(s) of Stockholder(s)
_______________________________________________________________________________

                                     Title


Please mark, date and sign exactly as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.